Exhibit 10.1

AMENDMENT NO. 4 TO
BRIDGE LOAN AGREEMENT

AMENDMENT NO. 4 TO BRIDGE LOAN AGREEMENT, dated April 3, 2013 (this “Amendment”), is between General Moly, Inc., a Delaware corporation, (the “Company”), and Hanlong (USA) Mining Investment, Inc., a Delaware corporation, (“Lender”).

RECITALS

A.            The Company and Lender are parties to the Bridge Loan Agreement, dated March 4, 2010 (as amended by that certain Amendment No. 1 to Bridge Loan Agreement, dated July 30, 2010, Amendment No. 2 to Bridge Loan Agreement, dated July 7, 2011, Amendment No. 3 to the Bridge Loan Agreement dated June 14, 2012, and as further amended, restated or replaced the “Agreement”);

B.            The Company and Lender desire to amend the Agreement to modify certain dates set forth in the Agreement.

Accordingly, in consideration of the mutual covenants contained in this Amendment the parties intending to be legally bound agree as follows.

NOTICE AND AGREEMENT

1.             A new Section 2.6 be added in the Agreement as follows:

“2.6        No Draw down on Tranche B Bridge Loans

Notwithstanding any provision in this Agreement to the contrary, the Company shall not have any right to draw down on the Tranche B Bridge Loans after March 31, 2013 and the Company and the Lender together confirm that the Lender shall have no obligation to make or provide any Tranche B Bridge Loans to the Company after March 31, 2013.”

2.             Section 3.1(a) of the Agreement is hereby amended by replacing “April 30, 2013” with “November 16, 2013”.

3.             Schedule A of the Agreement is hereby amended by deleting the definition “Tranche B Availability Period” in its entirety and replace with the following:

“Tranche B Availability Period”: The period beginning on the date that is five Business Days after the Stockholder Approval shall have been obtained to and including March 31, 2013.”

Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name:	Bruce D. Hansen
Title:	CEO

HANLONG (USA) MINING INVESTMENT, INC

By:	/s/ Nelson Feng Chen
Name:	Nelson Feng Chen
Title:	Managing Director